Exhibit 99.1

[LOGO]

LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

ORGANIZATIONAL OVERVIEW

SYSTEM MAP

TRANSFORMATION SINCE 2010

DISTRIBUTION OUTLOOK

DOMESTIC PIPELINES & TERMINALS

GLOBAL MARINE TERMINALS

GROWTH CAPITAL PROJECTS ADVANCING LAST-MILE SOLUTIONS

GROWTH CAPITAL PROJECTS MAJOR PROJECTS

GROWTH CAPITAL PROJECTS

INVESTMENT SUMMARY

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES

NON-GAAP RECONCILIATIONS(1) In millions, except ratios



# 2018 MLP & Energy Infrastructure Conference

Orlando, FL

May 22-24, 2018

BUCKEYE PARTNERS, L.P.

# LEGAL NOTICE / FORWARD-LOOKING STATEMENTS



This presentation contains "forward-looking statements" that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as "anticipate," "assume," "believe," "estimate," "expect," "forecast," "intend," "plan," "position," "potential," "predict," "project," or "strategy" or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, expressed or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the "Partnership", "Buckeye" or "BPL") and therefore involve a number of risks and uncertainties, many of which are beyond management's control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the "Risk Factors" sections of, as well as any other cautionary language in, the Partnership's public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.

Reconciliations of non-GAAP measures to their most directly comparable GAAP measures are included in this presentation. The numerator of our estimated coverage ratio is estimated distributable cash flow, which is a non-GAAP financial measure. We cannot provide a reconciliation of estimated distributable cash flow to estimated GAAP net income, which is the GAAP financial measure most directly comparable to distributable cash flow, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate GAAP net income, such as unrealized gains and losses on derivatives marked to market and potential changes in estimates for certain contingent liabilities. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected net income would vary substantially from the amount of projected distributable cash flow.

# ORGANIZATIONAL OVERVIEW



***Buckeye owns and operates a diversified global network of integrated assets providing midstream logistic solutions, which generate stable and consistent cash flows***

## Domestic Pipelines & Terminals

One of the largest independent liquid petroleum products pipeline and terminal operators with assets located primarily in the Northeast, Midwest and Southeast United States

- ~6,000 miles of pipeline with ~110 delivery locations
- 115 active liquid petroleum product terminals
- ~57 million barrels of liquid petroleum product tank capacity

## Global Marine Terminals[2]

One of the largest networks of marine terminals located primarily in the East Coast and Gulf Coast regions of the United States as well as in the Caribbean, Northwest Europe, the Middle East and Southeast Asia

- 22 liquid petroleum product terminals located in key global energy hubs
- ~120 million barrels of liquid petroleum product storage capacity

## Merchant Services

Markets liquid petroleum products in certain areas served by Domestic Pipelines & Terminals and Global Marine Terminals

## LTM Adjusted EBITDA[1] - $1.1 billion



$24.3
(2%)
$499.6
(46%)
$574.2
(52%)

## Market and Financial Highlights

| | |
|---|---|
| **Market Data[3]** | |
| Unit Price | $39.05 |
| Market Capitalization | $5.7 billion |
| Yield | 12.9% |
| **Financial Data[1]** | |
| Adjusted EBITDA | $1.1 billion |
| Distribution per Unit (Annualized) | $5.05 |
| Distribution Coverage Ratio | 0.96x |
| Debt to Adjusted EBITDA Ratio | 4.28x |

(1) Last twelve months through March 31, 2018 presented in millions. See Non-GAAP Reconciliations at end of presentation.
(2) Includes Buckeye's 50% equity interest in VTTI B.V.
(3) As of May 16, 2018.

# SYSTEM MAP





Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Domestic Terminals
Global Marine Terminals
Contract Pipe Line Operations
Delivery Locations
Joint Ventures
VTTI B.V. Asset Footprint
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
South Texas Gateway Terminal
Chicago Complex
NY Harbor
Gulf Coast
Caribbean
Northwest Europe
Singapore
Fujairah

**Global network situated across major logistics hubs**

- U.S. Gulf Coast
- Chicago Complex
- New York Harbor
- The Caribbean
- Northwest Europe
- Fujairah
- Singapore

# TRANSFORMATION SINCE 2010



## Significant Geographic Diversification From Acquisitions and Capital Investments

- Acquired over 75 domestic and international terminals with over 130 million bbls of storage capacity, including 50% equity interest in VTTI B.V. with assets located in key global energy hubs
- Created seven hubs through acquisitions and commercial efforts



Acquired terminal
Legacy terminal

***Since 2011, over 11 million barrels of fuel oil storage have been converted to handle a wider spectrum of products in order to align Buckeye's service offerings with changing market dynamics***

## Product Diversification Drives Stability



2010
2018(1)
Refined(2)
Crude Oil/Condensate
Other(3)
3%
97%
9%
20%
71%

As % of Adjusted EBITDA

## Invested over $8 Billion in Acquisitions and Internal Growth



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
In billions
$1.9
$0.3
$0.3
$0.3
$0.9
$0.3
$0.9
$0.4
$0.5
$1.2
$0.4
$0.3
$0.3
$0.4
2011
2012
2013
2014
2015
2016(4)
2017
2018(5)
Internal Growth
Acquisitions

BUCKEYE PARTNERS, L.P.

(1) For the three months ended March 31, 2018.
(2) Refined products primarily include gasoline, jet fuel, diesel and heating oil.
(3) Other products primarily include fuel oil, butane, propylene, diluent and asphalt.
(4) Includes VTTI acquisition of $1.15 billion, funded January 4, 2017.
(5) Internal growth represents mid-point of projected capital spend.

# DISTRIBUTION OUTLOOK



## Key Considerations in Distribution Policy


Coverage
Leverage
Distribution Policy
Capital Requirements / Equity Needs
General Business Conditions
Market Valuation Drivers

- Buckeye has paid a distribution every quarter and has never reduced its distribution during its more than 30-year history as a publicly traded MLP
- Buckeye has operated in the past with distribution coverage below 1x but the distribution policy remained unchanged during those periods based on the improvement expected over the longer-term outlook
- We continue to believe the stability of cash flows as well as our current distribution level will drive greater long-term value to our unitholders

***Given our current outlook, we have no intentions of cutting Buckeye's distribution and we continue to view a distribution cut as an option of last resort***

## 2018 Outlook

- 2018 is a transitional year for Buckeye as market conditions for segregated storage remain challenged and meaningful contributions from capital projects will not be realized until 2019 and 2020
- Second and third quarters expected to be seasonally weaker quarters which is consistent with historical trends
- Expect to report a distribution coverage ratio for the full year 2018 of 0.90x to 0.95x

## 2019 and Beyond

- Tariff increases expected to contribute to improved performance for our Domestic Pipelines and Terminals segment
- Growth capital projects under development expected to drive meaningful increase in Adjusted EBITDA over the next 2 years
- Improved market conditions for segregated storage
  - IMO bunker fuel specification change
  - Growing U.S. crude oil production and exports
- Distribution coverage expected to improve to above 1.0x

***Longer-term outlook remains strong***

# DOMESTIC PIPELINES & TERMINALS



## Recent Highlights

- Benefited from increased pipeline and terminal throughput volumes and higher average pipeline tariffs for the first quarter of 2018
- Increased settlement revenues driven by higher refined product pricing and volumes
- Strength was partially offset by the expiration of the last remaining crude-by-rail contract
- Announced expansion of Chicago Complex backed by a long-term agreement with BP

## Expansion of Terminal Revenues


2010
Pipelines
Terminals
2018(1)
30%
70%
45%
55%
As % of Domestic P&T

## 2018 Outlook

- Expect tariff increases on market-based and FERC index-based tariff pipelines to drive pipeline throughput revenue growth
  - Index rates will increase to 4.4% effective July 1, 2018
- Terminal throughput revenue growth expected to be driven by completion of growth capital initiatives and expansion of market share
- Continuing to advance on a number of projects with attractive return profiles across our portfolio of assets


BPL Pipeline Tariff Mix
11%
45%
44%
FERC INDEX
MARKET/NEGOTIATED
OTHER

## FERC Income Tax Allowance Policy

- On March 15, 2018, FERC revised its policy statement to no longer allow MLPs to recover an income tax allowance in rates based on cost of service
- Buckeye does not expect a material impact from this ruling
- A number of appeals have been filed challenging FERC's policy statement, which could alter the policy in the longer term

(1) For the three months ended March 31, 2018.

# GLOBAL MARINE TERMINALS



## Recent Highlights

- Improved operating performance at Buckeye Texas Partners
  - Purchased Trafigura's minority ownership interest in Buckeye Texas Partners in Q2
- Increased contribution from VTTI investment
- Lower capacity utilization and rates as a result of weaker overall storage market conditions, particularly in the Caribbean
- Announced joint venture with Phillips 66 Partners and Andeavor to construct South Texas Gateway Terminal in Ingelside, Texas

## 2018 Outlook

- Expanding dock capabilities, adding storage capacity and increasing pipeline connectivity at Buckeye Texas Partners
  - Trafigura, our customer, announced significant incremental volume commitment from the Permian into Corpus Christi
- VTTI is expected to benefit from a broad set of organic and expansion opportunities capitalizing on emerging market trends at attractive expected investment multiples
- Market conditions are anticipated to remain somewhat challenged for segregated storage for the balance of 2018
- Buckeye's assets are well-positioned to capture value from key emerging trends beginning in 2019
- Development of South Texas Gateway Terminal to service growing U.S. export volumes from Gulf Coast

## Key Emerging Trends

### IMO 2020

- IMO change to marine bunker sulfur specification effective January 1, 2020 set to impose demand for high sulfur fuel oil with switch to low sulfur and distillates
- Fuel oil contango expected to emerge in mid to late 2019
- Demand for distillate storage also expected to increase
- Increased need expected for segregated storage for blending
- Expected uplift in splitter economics



Global Bunker Demand, MMB/D (1)
8
7
6
5
4
3
2
1
0
2010
2015
2020
2025
2030
LNG
Distillates
Dist for Blending
LS HFO
High Sulfur Residual Fuel Oil
0.5% S LSFO and Blends
➢ Assumes global shift implemented in 2020 with minimal cheating/ lags

### Growing U.S. Production

- Growing light oil production from shale play creates mismatch with local refining demand
- Improves forward light oil splitter economics and need for midstream infrastructure
- Growing incentive for U.S. exports to compete for global market share
- Buckeye Texas Partners and South Texas Gateway Terminal are uniquely positioned to capitalize on incremental production

1) Global bunker demand sourced from PIRA

# GROWTH CAPITAL PROJECTS
## ADVANCING LAST-MILE SOLUTIONS



- Buckeye formed a joint venture with Phillips 66 Partners LP and Andeavor to develop the South Texas Gateway Terminal, which is positioned to serve as the primary outlet for crude oil and condensate volumes delivered from the planned Gray Oak pipeline from the Permian Basin
  - Construction of 3.4 million barrels of crude oil storage capacity and 2 deepwater vessel docks capable of handling Suezmax and VLCC tankers
- BTP and South Texas Gateway Terminal are expected to provide premier connectivity to both Permian and Eagle Ford production growth
  - Connections to both of the major Permian takeaway pipelines that have been announced in Plains' Cactus I and II (BTP) and Gray Oak (South Texas Gateway Terminal)
- Unique combination of open-access (South Texas Gateway) and proprietary assets (BTP) provides the ability to service all of the leading market participants
  - Positions Buckeye to capture a leading market share of volume growth and asset expansion in Corpus Christi
- Recently completed modifications to the Buckeye Texas Hub terminal allow the berthing of Suezmax class vessels
- Significant storage and dock expansion potential at both terminal sites
- Only refrigerated LPG storage complex in Corpus Christi at BTP with direct access to refinery and fractionator production, serving as a key export outlet for locally produced LPGs and an alternative to Mt. Belvieu
- Condensate splitter at BTP provides key optionality to Trafigura and expansion potential
- Buckeye completed the purchase of Trafigura's 20% minority interest in Buckeye Texas Partners (BTP), with no resulting change to the contractual commitments or commercial relationship

**Premier Advantaged Positions in Corpus Christi**


Portland
Gateway Terminal
Buckeye Texas



*Buckeye Texas Partners*

***Buckeye is well-positioned to capitalize on incremental Permian Basin production as customers seek the most economic export solution***

# GROWTH CAPITAL PROJECTS
## MAJOR PROJECTS



### Chicago Complex Expansion

- Announced an $80 million expansion backed by a long-term agreement with BP Products North America, Inc., with approximately 600,000 additional barrels of product blending tankage and the build-out of an existing truck rack
- Enhances liquidity of the Chicago Complex and further solidifies our position as the premier storage and trading facility in the area
- Expected completion in 2019
- Expect this expansion to be the first phase of additional growth, as the Midwestern refining industry is materially cost-advantaged to certain of its competitors in other parts of the country and poised for continued growth and investment



*Buckeye Chicago Complex Expansion*

### Michigan/Ohio Expansion – Phase Two

- Expected to further expand Buckeye's capabilities to move refined product barrels from Midwestern refineries to Pittsburgh and Central Pennsylvania destinations to satisfy shipper demand
- Includes bi-directional service of Buckeye's Laurel Pipeline to move product between Pittsburgh and Central Pennsylvania
  - Delivery capacity of petroleum products to Pittsburgh area destination and to the Altoona area will increase by a total of approximately 40,000 barrels per day
- Completed a successful open season with 10-year shipper commitments
- Expected completion by the end of 2018

### Michigan/Ohio Expansion Benefits

- Midwest refineries have been steadily increasing production of lower-cost gasoline and diesel
- Provides safe and reliable pipeline option for Midwestern refiners to move lower-cost fuels eastward to meet consumer demand
- Increases Pennsylvania's access to domestically produced fuels decreasing dependence on costly imports
- Provides Pennsylvania consumers with access to Midwestern supply, historically less expensive than product sourced from the East Coast

# GROWTH CAPITAL PROJECTS



## Other Growth Projects - "Singles and Doubles"

- Expansion of Jacksonville, FL terminal to increase throughput capacity and provide ethanol and butane by rail capabilities
- Building out gasoline and ULSD railcar loading capabilities at our Woodhaven, MI terminal
- Expanding connectivity and building a butane rail facility within our Tampa, FL terminal facility
- Expanding and creating an integrated Pittsburgh Complex between our Pittsburgh, Coraopolis and Indianola terminal
- Reconfiguring the Albany, NY terminal to support a refined products rail and truck rack business
- Butane blending services and onshore storage at Buckeye Bahamas Hub
- Converted approximately 2 million barrels of capacity to handle a wider spectrum of products at Buckeye Bahamas Hub
- Projects to further capability to handle specialty crude products in the Caribbean

***Our strategy remains focused on growing and diversifying Buckeye's business to capitalize on new products and services and to expand our geographic reach***

## Capital Markets Activities

2017 Block Sale - Issued $210 million of limited partnership units in September 2017

Hybrid Debt - Issued $400 million of subordinated notes in January 2018 providing financial flexibility and partial equity credit at a lower cost than issuing common equity

PIK Units - Issued $265 million of Class C units in a private placement in March 2018 allowing Buckeye the flexibility to pay distributions through the issuance of additional Class C units rather than cash

- ***These sources are sufficient to eliminate the need for any additional public equity offerings to fund growth capital through 2019***
- ***Ample sources of reasonably priced private capital are available to Buckeye should additional capital be required to support new growth initiatives or M&A***

**2018 Growth Capital Spend ~$335-385 million**

- Available liquidity on revolver(1) $1.4 billion
- Debt to Adjusted EBITDA ratio(2) 4.28x

**Debt Maturities Over Next 5 Years**



700
600
500
400
300
200
100
-
$ in Millions
$515M
$525M
$650M
2018(3)
2019
2020
2021
2022

(1) As of March 31, 2018.
(2) Total debt per balance sheet at March 31, 2018 divided by last twelve months Adjusted EBITDA. See Non-GAAP Reconciliations at end of presentation.
(3) Includes short-term balance on revolving credit facility of $115.2 million at March 31, 2018.

# INVESTMENT SUMMARY



***Diverse portfolio of assets built through acquisitions and internal investment that deliver stable financial results despite volatile and depressed commodity price environment***

- Predominantly fee-based cash flows from our transportation, terminal throughput, storage and processing activities
- Significant geographic and product diversity, including access to international logistics opportunities, broader product service capabilities and significant near-term growth projects
- 50% equity interest in VTTI established worldwide presence in one of the largest independent global marine terminal businesses with attractive growth profile
- Premier Corpus Christi assets well-positioned to capitalize on growing U.S. exports of crude oil from Gulf Coast
- Lower cost of capital realized from elimination of GP IDRs
  - Important differentiation from many MLP peers
- Committed to maintaining an investment grade credit rating
- Exposure to counterparty non-performance is limited
- Empowered, commercially focused and team-oriented employees accountable and incentivized to deliver results
- Uninterrupted distributions to our unitholders each quarter for over 30 years



*Buckeye Bayonne Terminal*



*Buckeye Texas Partners condensate splitters*



# FINANCIAL OVERVIEW

BUCKEYE PARTNERS, L.P.

# FINANCIAL PERFORMANCE



## Adjusted EBITDA (in millions)(1)(2)


$763.6
$868.1
$1,028.0
$1,113.9
$1,098.1
2014
2015
2016
2017
LTM

## Cash Distribution Coverage Ratio(1)(2)(3)


0.96x
1.02x
1.09x
1.00x
0.96x
2014
2015
2016
2017
LTM

## Cash Distributions per Unit – Declared(2)


$4.475
$4.675
$4.875
$5.038
$5.050
2014
2015
2016
2017
LTM

## Debt to Adjusted EBITDA Ratio(2)


4.63x
4.43x
4.10x
4.41x
4.28x
2014
2015
2016
2017
LTM

(1) 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was divested in the fourth quarter of 2014.
(2) Last twelve months through March 31, 2018. See Non-GAAP Reconciliations at end of presentation.
(3) Distributable cash flow divided by cash distributions declared for the respective periods.



NON-GAAP RECONCILIATIONS

BUCKEYE PARTNERS, L.P.

# NON-GAAP FINANCIAL MEASURES



Adjusted EBITDA and distributable cash flow are measures not defined by accounting principles generally accepted in the United States of America ("GAAP"). We define Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition, and integration costs associated with acquisitions; certain gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that we do not believe are indicative of our core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, and gains and losses on asset sales. We define distributable cash flow as Adjusted EBITDA less cash interest expense, cash income tax expense, and maintenance capital expenditures, that are incurred to maintain the operating, safety, and/or earnings capacity of our existing assets, plus or minus realized gains or losses on certain foreign currency derivative financial instruments, as applicable. These definitions of Adjusted EBITDA and distributable cash flow are also applied to our proportionate share in the Adjusted EBITDA and distributable cash flow of significant equity method investments, such as that in VTTI, B.V. ("VTTI"), and are not applied to our less significant equity method investments. The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial. These adjustments include gains and losses on foreign currency derivative financial instruments used to hedge VTTI's United States dollar denominated distributions which are excluded from Adjusted EBITDA and included in distributable cash flow when realized. Adjusted EBITDA and distributable cash flow are non-GAAP financial measures that are used by our senior management, including our Chief Executive Officer, to assess the operating performance of our business and optimize resource allocation. We use Adjusted EBITDA as a primary measure to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities. We use distributable cash flow as a performance metric to compare cash-generating performance of Buckeye from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. Distributable cash flow is not intended to be a liquidity measure.

Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye's operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income.

# NON-GAAP RECONCILIATIONS[1]

## In millions, except ratios



| | 2014 | 2015 | 2016 | 2017 | LTM[4] |
|---|---|---|---|---|---|
| ***Adjusted EBITDA[2][3]:*** | | | | | |
| Domestic Pipelines & Terminals | $532.1 | $522.2 | $568.4 | $573.0 | $574.2 |
| Global Marine Terminals | 239.6 | 323.9 | 427.2 | 512.8 | 499.6 |
| Merchant Services | (8.1) | 22.0 | 32.4 | 28.1 | 24.3 |
| Adjusted EBITDA | $763.6 | $868.1 | $1,028.0 | $1,113.9 | $1,098.1 |
| ***Reconciliation of Net Income to Adjusted EBITDA and Distributable Cash Flow[2]:*** | | | | | |
| Net income[3] | $334.5 | $438.4 | $548.7 | $493.7 | $484.4 |
| Less: Net income attributable to non-controlling interests | (1.9) | (0.3) | (13.1) | (14.9) | (16.8) |
| Net income attributable to Buckeye Partners, L.P. | 332.6 | 438.1 | 535.6 | 478.8 | 467.6 |
| Add: Interest and debt expense | 171.2 | 171.3 | 194.9 | 225.6 | 228.8 |
| Income tax expense | 0.5 | 0.9 | 1.5 | 0.9 | 1.1 |
| Depreciation and amortization | 196.4 | 221.3 | 234.7 | 269.2 | 267.9 |
| Non-cash unit-based compensation expense | 21.0 | 29.3 | 33.3 | 30.3 | 30.3 |
| Acquisition and transition expense | 13.0 | 3.1 | 8.2 | 4.2 | 3.5 |
| Litigation contingency reserve | 40.0 | 15.2 | - | - | - |
| Hurricane-related costs, net of recoveries[6] | - | - | 16.8 | 5.8 | 4.0 |
| Proportionate share of Adjusted EBITDA for the equity method investment in VTTI | - | - | - | 126.6 | 132.6 |
| Less: Amortization of unfavorable storage contracts | (11.1) | (11.1) | (6.0) | - | - |
| Gains on property damage recoveries | - | - | (5.7) | (4.6) | (18.7) |
| Gain on sale of ammonia pipeline | - | - | (5.3) | - | - |
| Earnings from the equity method investment in VTTI[7] | - | - | - | (22.9) | (18.9) |
| Adjusted EBITDA | $763.6 | $868.1 | $1,028.0 | $1,113.9 | $1,098.1 |
| Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other | (156.7) | (154.5) | (178.1) | (208.4) | (212.1) |
| Income tax (expense) benefit, excluding non-cash taxes | (0.7) | (1.6) | 0.3 | (0.3) | (0.5) |
| Maintenance capital expenditures | (79.4) | (99.6) | (129.7) | (144.0) | (139.7) |
| Proportionate share of VTTI's interest expense, current income tax expense, realized foreign currency derivative gains and losses and maintenance capital expenditures | - | - | - | (43.9) | (46.7) |
| Add: Hurricane-related maintenance capital expenditures | - | - | 6.1 | 14.6 | 11.1 |
| Distributable cash flow | $526.8 | $612.4 | $726.6 | $731.9 | $710.4 |
| Distributions for coverage ratio[8] | $549.5 | $603.2 | $664.2 | $728.7 | $739.2 |
| **Coverage Ratio** | **0.96x** | **1.02x** | **1.09x** | **1.00x** | **0.96x** |
| ***Reconciliation of Debt to Adjusted EBITDA Ratio:*** | | | | | |
| Line of credit | $166.0 | $111.5 | - | 252.2 | $115.2 |
| Long-term debt | 3,368.6 | 3,732.8 | 4,217.7 | 4,658.3 | 4,587.9 |
| Total debt | $3,534.6 | $3,844.3 | $4,217.7 | $4,910.5 | $4,703.1 |
| Adjusted EBITDA | $763.6 | $868.1 | $1,028.0 | $1,113.9 | $1,098.1 |
| **Debt to Adjusted EBITDA Ratio** | **4.63x** | **4.43x** | **4.10x** | **4.41x** | **4.28x** |

(1) Amounts may not recalculate due to rounding.
(2) 2014 amounts exclude the Natural Gas Storage business, which was divested in the fourth quarter of 2014.
(3) Adjusted EBITDA by segment reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2015.
(4) Net income in 2014 and 2015 excludes losses from Discontinued Operations.
(5) Last twelve months through March 31, 2018.
(6) Represents costs incurred at our BBH facility in the Bahamas, Yabucoa Terminal in Puerto Rico, Corpus Christi facilities in Texas, and certain terminals in Florida, as a result of hurricanes which occurred in 2016 and 2017, consisting of operating expenses and write-offs of damaged long-lived assets, net of insurance recoveries.
(7) The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics is based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which are immaterial.
(8) Represents cash distributions declared for LP Units and for distribution equivalent rights with respect to certain unit-based compensation awards ("DERs") outstanding as of each respective period. Amount for 2018 reflects estimated cash distributions for LP Units and DERs for the quarter ended March 31, 2018.